EXHIBIT 10.22

STUSCO Purchase Contract No. LPS690012                         February 1, 2006
Dated:  June 19, 2001
Amendment No:  007                                                   Page 1 of 2
RWG Contract No:

                                 EXHIBIT A

RWG Energy Contract:         Rachel Tarantola     STUSCO Contract: Terry Allison
Phone:  915-632-0647                                        Phone:  817-799-0104

ITEM(S) AMENDED:

Attachment                   Lease
  Number   Effective Date    Number   Lease Name    Operator        Action
  ------   --------------    ------   ----------    --------        ------
    1         1/1/2006                 Various     WG Energy    Effective 01-01-06 price change.
                                                                   See attachments 1A & 1B


RWG Energy's Sale and Delivery to STUSCO:

Quality:   North Texas sweet type crude oil.

Quantity:  1.  Equal to production purchased by STUSCO from leases listed on
               Attachment #1A.
           2. Equal to production purchased by STUSCO from leases listed on Attachment #1B.

Delivery:  1.  At header of leases on Attachment 1A, into crude oil transports designated by STUSCO.
           2.  From the leases listed on Attachment 1B into TEPPCO pipeline.

Price:     1.  Koch's WTI posting plus Platt's Trade-month P+ minus $1.20/bbl.
           2.  Koch's WTI posting plus Platt's Trade-month P+ minus $1.20/bbl.

Payment:   1.  Due on or before the 20th of the month following month of delivery.

TERM

1. For the term of November 1, 2000 through December 31, 2005 and month to month thereafter until the 1st of the month following either party's 30 days written notice of termination.

2. For the term of August 1, 2000 through December 31, 2005, and month to month thereafter, until the 1st of the month following either party's 30 days written notice of termination.

SPECIAL PROVISIONS:

If there is an increase in the transportation costs incurred by STUSCO to move the crude received under this agreement to market, STUSCO may adjust the price deductions to compensate for the transportation cost changes.

If there is a material decline in the quality of crude received under this agreement to market, STUSCO may adjust the price deductions to compensate for the quality change.

ASSIGNMENT:

The Contract shall extend to and be binding upon the successors and assigns of the Parties, but neither this Contract nor any part, specifically including the right to receive payment, shall be assigned or transferred by either party or by law without the prior written consent of the other Party, which shall not be unreasonably withheld, and any assignment or transfer made by either Party without the other Party's written consent need not be recognized by and shall not be binding upon the other Party.

STUSCO Purchase Contract No. LPS690012                       February 1, 2006
Dated:  June 19, 2001
Amendment No:  007                                           Page 2 of 2
RWG Contract No:

LIMITATION OF LIABILITY:
Neither party shall be liable for indirect, special, or consequential damages.

                                                            SHELL TRADING (US) CO

CUSTOMER NAME             RWG ENERGY                           ATTACHMENT 1A
STUSCO\CUSTOVERCONTRACLPS690012
ADMENDMENT
REVISED          2/1/2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                CUSTOMER
LEASE        RRC#         PROPERTY NAME        COUNTY    STATE    LEASE                           PRICE    PLUS/LESS      DECIMAL
NUMBER                                                           NUMBER        OPERATOR           BASIS       BBL         INTEREST
------------------------------------------------------------------------------------------------------------------------------------
2928        171151         TARRANT B 7          JACK       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2928         29658        TARRANT B 10          JACK       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2929         17152         ASHE A & 5           WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2934         17153      ASHE BCDE 8, C 11       WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2940        131225        DAVENPORT A 4         WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2944         24918        DAVEM[PRT B 5         WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2945        151550      HALMAN-SMITH A 1        WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2947         29688           SEALY B            WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2948        143051          SEALY C 2           WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2949        154720          SEALY C J           WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2950         17340           SLAY A             WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2952        115885         TARRANT E 2          WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2954        130222         TARRANT E 5          WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2955        174843         TARRANT E 7          WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2983         29573         TARRANT A 7          JACK       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2984        171171         TARRANT A 8          JACK       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
2965         29767        TARRANT A 10          JACK       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
 51         135820         TARRANT B 4          JACK       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
 55          10034   CHICO CONGLOMERATE UNIT    WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
4050        118760         TARRANT E 8          WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
5208         24913        DAVENPORT B 5      WILLIAMSON    TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000
52617        10334    WEST CHICIO UNIT 711      WISE       TX              WG ENERGY HOLDINGS     KPP       -1.2000     1.0000000


                                                             SHELL TRADING (US) CO

CUSTOMER NAME             RWG ENERGY                            ATTACHMENT 1B
STUSCO\CUSTOVERCONTRACLPS690012
ADMENDMENT
REVISED          2/1/2006
-------------------------------------------------------------------------------------------------------------------------------
                                                           CUSTOMER
LEASE     RRC#       PROPERTY NAME        COUNTY    STATE    LEASE                           PRICE    PLUS/LESS      DECIMAL
NUMBER                                                      NUMBER        OPERATOR           BASIS       BBL         INTEREST
-------------------------------------------------------------------------------------------------------------------------------
 3085    09635       SMA UNIT "8"       WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3084    05387       WM. THOM UNIT      WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3088    25755        R.S. ALLEN        WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3089    25754      RED RIVER ALLEN     WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3090    25755       BROWN & CROSS      WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3091    25757       B.A.BYWATERS       WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3092    05308     CORSICANA HONAXER    WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3093    05307       R.R. HAMILTON      WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3094    28780       S.E. HONAKER       WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3095    28761       C.M. JPUTNAM       WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3096    28762         RIO BRAVO        WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3098    22331           H&TC         WILLBARGER    TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3099    22332        W.R. PIPER      WILLBARGER    TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3100    22333      FRANCIS SUMNER    WILLBARGER    TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3103    05858      SECOND BYWATER      WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3106    05883     GEORGE S. SKINNER    WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3107    05585       J.W. STRINGER      WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3108    13394   W.T. WAGGONER A NCT 3  WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 3390    13380    W.B. HONAXER NCT 1    WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 4512    05380        HUGH REILLY       WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 4513    25445       REILLY HEIRS       WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 4514    05388         W.W. VILES       WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 4515    09008     ELECTRA GAS PLANT  WILLBARGER    TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
 5207    05338         OWEN M J         WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
48001    05858    BYWATERS LACT UNIT    WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
48013    05898     BICKLEY LACT UNIT    WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000
48089    13351    W.B. HONAXER NCT 2    WICHITA     TX               WG ENERGY HOLDINGS        KPP       -1.2000     1.0000000